CLAYMORE TRUST

Claymore Core Equity Fund
Claymore Peroni Equity Opportunities Fund
Claymore/Fiduciary Large Cap Core Fund
Claymore/Fiduciary Strategic Equity Fund
Claymore/Zacks Multi-Cap Opportunities Fund

Supplement to the currently effective Statements of Additional Information for the above listed Funds:

The following information supplements the disclosure in the “Distribution and Service - Rule 12b-1 Plans” section of each Fund’s Statement of Additional Information:

The Investment Adviser and its affiliates, out of their own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain financial institutions (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees paid by the Fund pursuant to the Rule 12b-1 Plan. The Investment Adviser and its affiliates may pay financial institutions for various services including marketing support, training, operations and system support, and other specified services. Revenue sharing payments may also be made for providing the Fund with “shelf space” or access to a third party platform, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs and allowing the Investment Adviser and its affiliates access to a financial institution’s conferences and meetings. The level of revenue sharing payments made may be a minimum fixed fee, based on the total assets under management for the Fund held by the financial institution’s customers, or based on sales of the Fund made by financial institutions. The amount of revenue sharing payments may be different for different financial institutions.

The Investment Adviser and its affiliates may make revenue sharing payments in the amounts ranging from an annual minimum fee of $25,000 to asset- and/or sales-based payments ranging from 0.05% to 0.25% of assets of the Fund serviced and maintained by the financial institution. These amounts are subject to change. Receipt of, or the prospect of receiving this compensation may influence the financial institution’s recommendation of the Fund or availability of the Fund through the financial institution.

Claymore Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

March 15, 2006